IMMEDIATE RELEASE                 PRESS RELEASE
MAY 1, 2006

                    CHINA DIRECT PROJECTED REVENUES UP 2100%
                             Q1 2006 VERSUS Q1 2005
                POWER GENERATOR SALES HIT $4.2 MILLION IN Q1 2006


COOPER CITY, FL--May 1, 2006 -- China Direct Trading Corp. (OTCBB:CHDT) today announced preliminary top line revenue growth for the first quarter of 2006 ended March 31, 2006. Revenues for Q1 2006 were $4,400,102 versus $204,354 for Q1 2005 - a 2100% increase. Q1 2006 results include $4,219,220 from the sale of power generators by Complete Power Solutions, LLC, a China Direct majority-owned subsidiary, (CPS). China Direct consolidates 100% of CPS' financial results into China Direct' SEC reported financial results. Actual financial results for Q1 2006 may vary based on auditor and other adjustments to the final, SEC-reported financial results.

"The exceptional revenue growth in Q1 2006 was driven by CPS sales of power generators," said Howard Ullman, CEO/President of China Direct. "We are pursuing expansion of that business, both in terms of geographical reach of the market and product diversification, as well as commencing sales of our roofing tiles in Q2 2006 in an effort to sustain if not further accelerate revenue growth throughout FY 2006. We look forward to reporting final results for the first quarter on or before May 15, 2006 and we will also conduct an investor conference call on May 15, 206 to discuss overall corporate performance and developments with respect to each our subsidiaries."

CPS recently announced the doubling of their sales and support infrastructure to meet market demand for standby power generation in South Florida.

About China Direct: China Direct (www.chdt.us) is a holding company engaged through its operating subsidiaries in the following business lines: Overseas Building Supply (OBS) is engaged in manufacturing, distribution and logistics of building materials including but not limited to generators, roof tiles, interior doors, and insulation materials. CPS (www.completepower247.com) is a majority-owned subsidiary engaged in turnkey solutions for standby commercial and residential power generation. Souvenir Direct Inc. (SDI) (www.souvenirdirect.com) is engaged in product development, manufacturing, distribution, logistics and product placement into mass retail of souvenir and gift items in 29 countries. None of the web site URLs listed in this press release are incorporated into or are part of this press release.

FORWARD-LOOKING STATEMENTS: This press release, including any financial information and projections, contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on China Direct's and its subsidiaries' managements' current expectations and assumptions, and involve risks and uncertainties. Such expectations and assumptions may prove to be faulty or incorrect and actual results may differ significantly, materially from those anticipated results set forth in such statements. No forward-looking statement is or can be guaranteed. Current revenues and revenue growth are not a reliable indicator of future financial results and should not be relied upon by investors as such an indicator. The sale of power generators can be affected by a number of factors that are beyond the control of China Direct or CPS, including seasonal sales cycles, availability of affordable inventory financing, predatory pricing by competitors and weather conditions. China Direct and CPS undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this press release and risks associated with any investment in China Direct, which is a "penny stock" company (and as such is deemed a "highly risky investment") should be evaluated together with the many uncertainties that affect our business, particularly those stated in the cautionary statements and risk factors in current and future China Direct SEC Filings, which statements we hereby incorporate by reference herein.

                                       ###

Contact:
     Contact:
     Rich Schineller
     941.918.1913
     rich@chdt.us